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                                                                    Exhibit 10.5



                          SECURITY ASSIGNMENT AGREEMENT

                                  10 APRIL 2001


                                     BETWEEN

                            PREEM HOLDINGS AB (PUBL)
                                   AS ASSIGNOR

                                       AND

                              BANKERS TRUST COMPANY
                                   AS TRUSTEE


             REGARDING SUBORDINATED DEBT OWED BY PREEM PETROLEUM AB


                        MANNHEIMER SWARTLING ADVOKATBYRA
                                STOCKHOLM, SWEDEN





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This SECURITY ASSIGNMENT AGREEMENT is dated as of 10 April 2001 between:

PREEM HOLDINGS AB (PUBL), reg. no. 556206-9673, (the "ASSIGNOR"); and

BANKERS TRUST COMPANY, as trustee acting on behalf of the Noteholders (as defined below), (the "TRUSTEE").



1.    DEFINITIONS AND INTERPRETATION

1.1   DEFINITIONS

      "AGREEMENT" means this Security Assignment Agreement.

      "BUSINESS DAY" means a day (other than a Saturday or Sunday) which is not a public holiday and on which banks are open for general business in Stockholm.

      "EVENT OF DEFAULT" has the meaning as defined in the Indenture and also includes any breach of this Agreement.

      "INDENTURE" means the indenture dated as of April 10 2001 by and between the Assignor, Deutsche Bank AG London, as principal paying agent, and the Trustee governing the Notes.

      "LOAN NOTE" means the Loan Note issued by Preem Petroleum pursuant to the Shareholder Loan No. 1A.

      "NOTEHOLDERS" means the holders from time to time of the Notes.

      "NOTES" means the 10 5/8 % senior secured notes due 2011 and any additional notes issued under the Indenture.

      "PREEM PETROLEUM" means Preem Petroleum AB, reg. no. 556072-6977.

      "SECURED OBLIGATIONS" means any and all of the Assignor's present and future obligations to the Trustee and the Noteholders under the Notes and the Indenture.

      "SECURED PARTIES" means the Trustee, on behalf of itself, and the Noteholders, and their successors and assignees from time to time.

      "SECURITY INTEREST" means any mortgage, pledge, lien, charge, assignment by way of security, hypothecation, security interest, title retention (other than in respect of goods purchased in the ordinary course of trading), sale and repurchase or sale and
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                                                                            2(2)
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      lease-back arrangement or any other agreement or arrangement in each case having the effect of conferring security.

      "SHAREHOLDER LOAN NO. 1A" means the Shareholder Loan Agreement No. 1A entered into on or about the date hereof between the Assignor as lender and Preem Petroleum as borrower.

      "SUBSIDIARY DEBT" means any indebtedness owed by Preem Petroleum to the Assignor under the Shareholder Loan No. 1A, as evidenced by the Loan Note, and all rights as the holder of that debt, including, but not limited to, the right to receive interest and other payments due thereunder.

1.2   INTERPRETATION

1.2.1 A reference in this Agreement or in any other document referred to herein or delivered in connection herewith to a statute or any provision thereof shall refer also to that statute or provision as amended or re-enacted.

1.2.2 A reference in this Agreement or in any other document referred to herein or delivered in connection herewith to an agreement or document shall refer also to such agreement or document as amended, varied or supplemented and shall include all appendices and other attachments.

2.    PLEDGE AND GRANT OF SECURITY

2.1 The Assignor hereby assigns to the Secured Parties all Subsidiary Debt from time to time owed to it by Preem Petroleum as security for the due and punctual performance of the Secured Obligations.

2.2 The Security Interest created herein shall not be affected in any way by any variation, extension, waiver, compromise or release of any or all of the Secured Obligations, the Indenture or of any security from time to time therefor, or by any change in the laws, rules or regulations of any jurisdiction or by any present or future action of any governmental authority or court amending, varying, reducing or otherwise affecting, or purporting to amend, vary, reduce or otherwise affect, any of the Secured Obligations or the Indenture.

2.3 This security assignment shall be in addition to and independent of any other pledge, guarantee, or other security given in respect of the Secured Obligations.

2.4 The Secured Parties are entitled to decide in their own discretion which security interests and in what order such security interests shall be applied towards satisfaction of the Secured Obligations and the Assignor shall not be entitled to claim any right to any other security given to the Secured Parties.

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                                                                            3(3)
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3.    PERFECTION OF SECURITY

3.1 The Assignor shall procure that Preem Petroleum issues the Loan Note when the Subsidiary Debt is incurred. The original of the Loan Note together with evidence that the person(s) who have signed the Loan Note on behalf of Preem Petroleum are duly authorised to do so shall be promptly delivered to the Trustee. The Trustee shall hold the Loan Note in Sweden on behalf of the Noteholders.

3.2 All amounts payable by Preem Petroleum in respect of the Subsidiary Debt, including, without limitation, principal, interest, damages and costs, shall be paid to the Trustee on behalf of the Secured Parties for application in accordance with the Indenture.

3.3 The Assignor hereby undertakes not to accept for its own account any payment from Preem Petroleum in respect of the Subsidiary Debt unless instructed by the Trustee to do so. To the extent that the Assignor nevertheless receives any payment in respect of Subsidiary Debt, the amount so received shall be held separately for the account of the Secured Parties and immediately transferred to the Trustee.

3.4 The Trustee shall, when all Secured Obligations have been duly and irrevocably fulfilled and discharged, promptly release the Security Interest created hereby and return the Loan Note and any cash or other amounts held by the Trustee as collateral in connection with the Security Interest hereunder to the Assignor.

4.    POWERS OF THE TRUSTEE

      For the purpose of enforcing the security created by this Agreement upon the occurrence of an Event of Default, the Assignor irrevocably authorises and empowers the Trustee, on behalf of the Noteholders, or any nominee or agent designated by the Trustee, without notice to or assent by the Assignor, to act in its own name or in the name of the Assignor, and to do all acts and take any steps it deems necessary or appropriate in respect of the Subsidiary Debt or otherwise. The power of attorney set out in this Clause 4 is irrevocable and shall be valid for as long as this Agreement remains in force.

5.    COVENANTS OF THE ASSIGNOR

5.1 The Assignor shall not dispose or attempt to dispose of its rights to the Subsidiary Debt or any interest therein.

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5.2   The Assignor shall not create or agree or attempt to create any Security
      Interest or third party right on or over its rights to the Subsidiary Debt or any interest therein other than the Security Interest created through this Agreement.

5.3 The Assignor shall refrain from any acts or omissions, the purpose or effect of which is or would be that its rights to the Subsidiary Debt cease to exist (other than through payment of the Subsidiary Debt) or are encumbered in any way other than as a consequence of or in accordance with this Agreement.

5.4 The Assignor shall at its own expense, from time to time, upon reasonable request of the Trustee, do all such acts and execute all such documents as the Trustee considers necessary for giving full effect to this Agreement and securing to the Secured Parties the full benefit of the rights, powers and remedies conferred upon the Secured Parties in this Agreement.

6.    EXERCISE OF REMEDIES AND APPLICATION OF PROCEEDS

6.1 Upon the Trustee receiving notice as contemplated by Section 7.5 of the Indenture following the occurrence of an Event of Default and at all times thereafter, so long as the same shall be continuing, the Trustee: (i) shall promptly serve notice thereof on the Assignor, and (ii) may, in its sole discretion and in addition to any other remedies provided herein, in the Indenture or by applicable law, (i) request repayment of the Subsidiary Debt subject to and in accordance with the terms and conditions of the Shareholder Loan No. 1A or (ii) sell the Loan Note or any part of the Subsidiary Debt publicly or privately, for cash or other consideration, after the Trustee has given the Assignor ten (10) Business Days' prior written notice of the time and place of any such public sale, or the time after which any such private sale may be made. A sale of the Loan Note or any part of the Subsidiary Debt may only be made to a purchaser who agrees to be bound by the terms of the Shareholder Loan No. 1A.

6.2 Except as provided for in Clause 6.1 hereof or in the Shareholder Loan No. 1A, the Trustee may not request the repayment of the Subsidiary Debt.

6.3 The Trustee shall not be liable for any loss arising from or in connection with the enforcement of its rights under this Agreement or the realisation of the security over the Subsidiary Debt provided that the Trustee has acted in accordance with the standards set forth in the Indenture.

6.4 All reasonable costs and expenses (including legal fees) incurred by the Trustee or the Secured Parties in connection with the enforcement of the security created by this Agreement shall be borne by the Assignor and the Assignor shall indemnify and hold the Trustee and the Secured Parties harmless in respect of such costs and expenses incurred by the Trustee or an


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                                                                            5(5)
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      Agent without negligence, wilful misconduct or bad faith on its part. All costs and expenses shall be included in the Secured Obligations.

6.5 Chapter 10 of the Swedish Commercial Code (Sw: HANDELSBALKEN) shall not apply to the exercise of the powers of sale as stated in Clause 6.1 hereof.

6.6 All moneys (or other consideration) received by the Trustee, or its designee, in exercise of the rights, powers and remedies under this Agreement or by law shall be applied by the Trustee in discharge of the Secured Obligations in the manner and order determined by the Trustee, in accordance with the terms of the Indenture. When all Secured Obligations have been fully and irrevocably discharged, the surplus (if any) shall be paid to the Assignor.

7.    REPRESENTATIONS AND WARRANTIES

7.1   The Assignor represents and warrants that:

      (a) it is a limited liability company, duly incorporated and validly existing under the laws of Sweden, with full power and authority to carry on its business as it is being conducted and to execute and perform all of its obligations under this Agreement and all action required to authorise such execution and performance has been duly taken;

      (b) the execution and performance of this Agreement will not violate any applicable law or regulation or contravene any provision of its Articles of Association or any agreement or arrangement to which Preem Petroleum or the Assignor is a party; and

      (c) this Agreement constitutes a legally valid and perfected security assignment of the Assignor's rights to the Subsidiary Debt, implying obligations of the Assignor, enforceable in accordance with its terms.

7.2 The Assignor represents and warrants as of the day of assignment of the Subsidiary Debt that:

      (a) the Subsidiary Debt represents a legally valid obligation of Preem Petroleum on the terms of the Shareholder Loan No. 1A, and the rights of the Assignor to the Subsidiary Debt are not subject to any lien or other kind of encumbrance, except the Security Interest created hereby and the terms of the Shareholder Loan No. 1A;

      (b) the Loan Note has been duly authorised and executed by Preem Petroleum and constitutes a negotiable debt instrument, subject to the terms of the Shareholder Loan No. 1A; and


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      (c)   the Shareholder Loan No. 1A constitutes legally valid and binding obligations of the parties thereto, enforceable in accordance with its terms.

8.    MISCELLANEOUS

8.1 The Trustee and any Secured Party may assign its rights and obligations hereunder without the consent of the Assignor, in accordance with the Indenture. The Assignor shall at the request of the Trustee take all reasonable action necessary to preserve the Security Interest created hereunder in connection with any such assignment.

8.2 No delay or omission in exercising any powers or privileges hereunder shall be construed as a waiver thereof. Any exercise of any part of the rights shall not preclude subsequent enforcement of any such rights which have not, or have not fully, been exercised.

8.3 No amendment to this Agreement shall be effective against any party unless made in writing and signed by such party hereto.

9.    LIMITATION OF THE TRUSTEE'S AND THE SECURED PARTIES' LIABILITY

9.1 Neither the Trustee nor any of the Secured Parties shall be held responsible for any damage arising out of any Swedish or foreign legal enactment, or any measure taken by a Swedish or foreign public authority, or war, strike, lockout, boycott, blockade or any other similar circumstance. The reservation in respect of strikes, lockouts, boycotts and blockades applies even if the Trustee or any Secured Party itself takes such measures, or is subject to such measures.

9.2 Neither the Trustee nor any of the Secured Parties shall incur any liability to the Assignor pursuant to this Agreement provided that the Trustee has acted in accordance with the standards set forth in the Indenture. The Trustee and the Secured Parties shall not in any case be held responsible for any indirect or consequential damage.

9.3 Should an obstacle described in Clause 9.1 hereof arise which prevents the Trustee and/or the Secured Parties from taking any action required to comply with this Agreement, such action may be postponed until the obstacle has been removed.

9.4 The rights and duties of the Trustee are subject to the terms of the Indenture and in case of any discrepancy between the terms of this Agreement and the Indenture, the Indenture shall prevail.


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                                                                            7(7)
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10.   NOTICES

10.1 All notices or other communications under or in connection with this Agreement shall be in the English language and be given by letter or by telefax (and, in the case of telefax, confirmed by letter). Any such notice will be deemed to be given as follows:

      (a) if by letter, when delivered to the address notified in accordance with Clause 10.3 hereof; and

      (b)   if by telefax, when received.

10.2 Any notice received on a non-working day or after business hours in the place of receipt will only be deemed to be given on the next working day in that place.

10.3 The address and telefax number of each party for all notices under or in connection with this Agreement are:

      The Assignor:     Preem Holdings AB (publ)
                        Attention: Richard Ohman
                        Biblioteksgatan 29
                        P.O. Box 5785
                        SE-114 87 Stockholm
                        Sweden
                        Telephone: +46 8 614 13 00
                        Telefax: +46 8 614 13 14

       The Trustee:     Bankers Trust Company
                        Four Albany Street
                        Corporate Trust and Agency Services
                        New York, NY 10006,
                        USA
                        Attention: Carol Ng
                        Telephone: +1 212 250 61 47
                        Telefax: +1 212 250 09 33

      or any other address notified by one party to the other parties by not less than five (5) Business Days' notice.

11.   GOVERNING LAW AND JURISDICTION

11.1 This Agreement shall be governed by and construed in accordance with Swedish law.


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11.2          The Assignor submits to the non-exclusive jurisdiction of the courts of Sweden in relation to any matter arising out of or in connection with this Agreement. The City Court of Stockholm shall be court of first instance. Nothing herein shall require the Trustee to consent to venue or submit to the jurisdiction of non-US courts.

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IN WITNESS WHEREOF, this Agreement has been signed in two (2) originals, of which the parties have received one each.


BANKERS TRUST COMPANY


/s/ Wanda Camacho                  /s/ Eileen M. Hughes
-------------------------          ------------------------
Name: Wanda Camacho                Name: Eileen M. Hughes


PREEM HOLDINGS AB (publ)


/s/ Karim Karaman                  /s/ Richard Ohman
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Name: Karim Karaman                Name: Richard Ohman